Retirement Plans	12 Months Ended
Mar. 31, 2013
General Discussion Of Pension And Other Postretirement Benefits [Abstract]
Pension And Other Postretirement Benefits Disclosure Text Block

9. Retirement Plans

The Company has a noncontributory defined benefit pension plan (the “Plan”) covering all employees who meet certain age-entry requirements and work a stated minimum number of hours per year. Annual contributions are made to the Plan sufficient to satisfy legal funding requirements.

The following tables provide a reconciliation of the changes in the Plan's benefit obligation and fair value of plan assets over the two-year period ended March 31, 2013 and a statement of the unfunded status as of March 31, 2013 and 2012:

	2013	2012
	(In thousands)
Change in Benefit Obligation

Benefit obligation at beginning of year	$140,570	$118,821
Service cost	6,988	5,424
Interest cost	7,265	6,837
Actuarial loss	13,828	14,220
Benefit payments and expenses	(5,120)	(4,732)
Benefit obligation at end of year	$163,531	$140,570

Change in Plan Assets

Fair value of plan assets at beginning of year	$116,798	$100,101
Actual gain on plan assets	20,338	6,029
Employer contributions	3,000	15,400
Benefit payments and expenses	(5,120)	(4,732)
Fair value of plan assets at end of year	$135,016	$116,798

Unfunded Status	$(28,515)	$(23,772)

The unfunded status increased by $4.7 million during 2013 reflecting the current unfunded liability based on the projected benefit obligation, which increased from $140.6 million to $163.5 million, largely due to a reduction in the discount rate from 5.10% to 4.70%. This unfunded status increase was recognized via an increase in the projected benefit obligation due in part to the discount rate reduction discussed above partially offset by the actual gain on plan assets and the decrease in accumulated other comprehensive income of $0.7 million after the income tax benefit of $0.4 million. Plan assets increased from $116.8 million as of March 31, 2012 to $135.0 million as of March 31, 2013 due to a continued recovery in market conditions and the $3.0 million contribution by the Company. The unfunded liability is reflected in other liabilities in the Consolidated Balance Sheets.

	2013	2012
	(In thousands)
Amounts Included in Accumulated Other
Comprehensive Pre-Tax Loss

Net loss	$(36,622)	$(37,719)
Accumulated other comprehensive pre-tax loss	$(36,622)	$(37,719)

The following table provides the components of net periodic benefit cost for the Plan for fiscal years 2013, 2012, and 2011:

	2013	2012	2011
	(In thousands)
Service cost	$6,988	$5,424	$5,141
Interest cost	7,265	6,837	6,455
Expected return on plan assets	(8,603)	(8,140)	(7,347)
Amortization of net loss	3,190	1,350	1,497
Amortization of transition asset	0	(227)	(276)
Net periodic benefit cost	$8,840	$5,244	$5,470

The Plan's accumulated benefit obligation was $146,240,000 at March 31, 2013, and $126,082,000 at March 31, 2012.

Prior service costs are amortized on a straight-line basis over the average remaining service period of active participants. Gains and losses in excess of 10% of the greater of the benefit obligation and the market-related value of assets are amortized over the average remaining service period of active participants.

The assumptions used to measure the Company's benefit obligation and pension expense are shown in the following table:

	2013	2012

Discount rate - benefit obligation	4.70%	5.10%
Discount rate - pension expense	5.10%	5.85%
Expected return on plan assets	7.50%	8.00%
Rate of compensation increase	3.00%	3.00%

The Company's plan assets consist of the following:

	Target	Percentage of Plan
	Allocation	Assets at March 31,
	2014	2013	2012

Plan Assets

Equity securities	99%	99%	99%
Debt securities	0	0	0
Real estate	0	0	0
Cash	1	1	1
Total	100%	100%	100%

All securities, which are valued at fair market value, are considered to be level 1 due to their public active market.

Expected Return on Plan Assets

The expected long-term rate of return on Plan assets is 7.50%. The Company expects 7.50% to fall within the 40-to-50 percentile range of returns on investment portfolios with asset diversification similar to that of the Plan's target asset allocation.

Investment Policy and Strategy

The Company maintains an investment policy designed to achieve a long-term rate of return, including investment income through dividends and equity appreciation, sufficient to meet the actuarial requirements of the Plan. The Company seeks to accomplish its return objectives by prudently investing in a diversified portfolio of public company equities with broad industry representation seeking to provide long-term growth consistent with the performance of relevant market indices, as well as maintain an adequate level of liquidity for pension distributions as they fall due. The strategy of being fully invested in equities has historically provided greater rates of return over extended periods of time. The Company's gain on plan assets during 2013 was 17.4% as compared to the S&P 500 unaudited gain (including dividends) of 14.0%. Plan assets include Company common stock with a fair market value of $11,559,000 as of March 31, 2013 and $8,336,000 as of March 31, 2012.

Cash Flows

Expected contributions for fiscal year ending March 31, 2014 (in thousands):

Expected Employer Contributions	$0
Expected Employee Contributions	0

Estimated future benefit payments reflecting expected future service for the fiscal years ending March 31 (in thousands):

2014	$5,406
2015	5,886
2016	6,170
2017	6,746
2018	7,343
2019-2022	46,842

The Company also has employees' savings 401(k) plans covering all employees who meet certain age-entry requirements and work a stated minimum number of hours per year. Participants may make contributions up to the legal limit. The Company's matching contributions are discretionary. Costs charged to operations for the Company's matching contributions amounted to $1,746,000, $1,422,000, and $1,572,000, in fiscal 2013, 2012, and 2011, respectively.

Multi-employer Plan

The Company contributes to the Teamsters California State Council of Cannery and Food Processing Unions, International Brotherhood of Teamsters Pension Fund (Western Conference of Teamsters Pension Plan# 91-6145047/001) ("Teamsters Plan") under the terms of a collective-bargaining agreement with some of its Modesto, California employees. The term of the current collective bargaining agreement is June 1, 2012 through June 30, 2015.

For the fiscal years ended March 31, 2013 and March 31, 2012 contributions to the Teamsters Plan were $2,392,000 and $2,474,000, respectively. The contributions to this plan are paid monthly based upon the number of hours worked by covered employees. They represent less than 5% of the total contributions received by this plan during the most recent plan year.

The risks of participating in multi-employer plans are different from single-employer plans in the following aspects: (a) assets contributed to a multi-employer plan by one employer may be used to provide benefits to employees of other participating employers, (b) if a participating employer stops contributing to the multi-employer plan, the unfunded obligations of the plan may be borne by the remaining participating employers and (c) if the Company chooses to stop participating in the plan, the Company may be required to pay a withdrawal liability based on the underfunded status of the plan.

The Teamsters Plan received a Pension Protection Act “green” zone status for the plan year ended January 1, 2013. The zone status is based on information the Company received from the plan and is certified by the plan's actuary. Among other factors, plans in the green zone are at least 80 percent funded.